Exhibit 99.2 TScan Therapeutics April 2024

Disclaimers and forward-looking statements

This presentation and the accompanying discussion contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company's plans, progress, and timing relating to the Company's solid tumor programs and the presentation of data, the Company's current and future research and development plans or expectations, the structure, timing and success of the Company's planned preclinical development, submission of INDs, and clinical trials, the potential benefits of any of the Company's proprietary platforms, multiplexing, or current or future product candidates in treating patients, the Company's ability to fund its operating expenses and capital expenditure requirements with its existing cash and cash equivalents, and the Company's goals and strategy. TScan intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "anticipate," "project," "target," "design," "estimate," "predict," "potential," "plan," "on track," or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: the beneficial characteristics, safety, efficacy, therapeutic effects and potential advantages of TScan's TCR-T therapy candidates; TScan's expectations regarding its preclinical studies being predictive of clinical trial results; the timing of the initiation, progress and expected results of TScan's preclinical studies, clinical trials and its research and development programs; TScan's plans relating to developing and commercializing its TCR-T therapy candidates, if approved, including sales strategy; estimates of the size of the addressable market for TScan's TCR-T therapy candidates; TScan's manufacturing capabilities and the scalable nature of its manufacturing process; TScan's estimates regarding expenses, future milestone payments and revenue, capital requirements and needs for additional financing; TScan's expectations regarding competition; TScan's anticipated growth strategies; TScan's ability to attract or retain key personnel; TScan's ability to establish and maintain development partnerships and collaborations; TScan's expectations regarding federal, state and foreign regulatory requirements; TScan's ability to obtain and maintain intellectual property protection for its proprietary platform technology and our product candidates; the sufficiency of TScan's existing capital resources to fund its future operating expenses and capital expenditure requirements; and other factors that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of TScan's most recent Annual Report on Form 10-K and any other filings that TScan has made or may make with the SEC in the future.

Any forward-looking statements contained in this presentation represent TScan's views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, TScan explicitly disclaims any obligation to update any forward-looking statements.

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How do we aim to cure cancer? PROBLEM PROVEN SOLUTIONS • Cancer is heterogeneous Treat cancer when it is 1 • Cancer is rapidly evolving at its lowest HEME PROGRAM Tumor Treat with multiple 2 agents simultaneously SOLID TUMOR PROGRAM Blood vessel 3 CONFIDENTIAL

TScan is building on the remarkable success of immunotherapy What we have learned from immuno-oncology Our proposed solution is TCR-T cell therapy Genetically reprogramming T cells with Checkpoint therapy (Keytruda®, Yervoy®, Opdivo®) T-cell receptors leverages the body’s natural mechanism for fighting cancer Unleashing a patient’s T cells can lead to long-term remissions and even cures Most patients lack anti-cancer T cells and do not respond Tumor cell CAR-T therapy (Kymriah®, Yescarta®, Breyanzi®) Genetically reprogramming T cells cures patients T-cell receptor with certain heme malignancies Broader applications of CAR-T, particularly in solid tumors, remains challenging T cell 4 CONFIDENTIAL

T-cells search for and kill abnormal cells Normal cell Cancer cell T-cell T-cell TCR Tumor-specific antigen Self antigen HLA HLA Healthy cell Cancer cell Healthy cells display normal self-antigens that do Tumor-specific antigens activate circulating T-cells not activate circulating T-cells to kill cancer cells 5 CONFIDENTIAL

TScan is targeting the most frequent HLAs to address a broad patient population Everyone has six ~90% of people in the U.S. are class I HLAs positive for at least one of the top six HLA types Chromosome 6 Tumor cell Mother Father % people positive A A for each HLA type C C B B United HLA type Europe Asia States HLA class I (e.g., A*02:01) A*02:01 42 47 19 CD8α/β A*01:01 24 26 14 A*03:01 22 25 7.0 Target antigen B*07:02 20 21 8.1 (e.g., PRAME) C*07:02 24 23 24 TCR There are 100s of A*24:02 17 19 37 different HLA types Most TCR-T companies only target one HLA (A*02:01) TScan is developing a broad pipeline targeting the top six HLAs T cell 6 CONFIDENTIAL

TScan is a fully integrated, next-generation TCR-T cell therapy company Proprietary discovery platform Rapidly-growing oncology pipeline T-cell receptor (TCR) Clinical-phase programs in heme Rapid discovery of targets and TCRs and solid tumor malignancies In-house GMP manufacturing Broad therapeutic potential Oncology Infectious Autoimmune Transposon-based T cell engineering disease disease 7 CONFIDENTIAL

Platform delivers broad proprietary pipeline


Indications
Programs (target)
HLA type
Discovery
Lead optimization
IND-enabling
Phase 1
Phase 2/3
HEMATOLOGIC MALIGNANCIES
AML, MDS, ALL
TSC-100 (HA-1)
HLA-A*02:01
TSC-101 (HA-2)
HLA-A*02:01
HPV+ SOLID TUMORS
Head & Neck, Cervical, Anogenital
TSC-200 (HPV16)
HLA-A*02:01
HLA-C*07:02
SOLID TUMORS (T-PLEX)
NSCLC, Melanoma, Head & Neck, Ovarian
TSC-201 (MAGE-C2)
HLA-B*07:02
HLA-A*02:01
HLA-A*24:02
TSC-202 (MAGE-A4)
HLA-A*02:01
TSC-203 (PRAME)
HLA-A*02:01
HLA-B*07:02
HLA-A*24:02
TSC-204 (MAGE-A1)
HLA-A*02:01
HLA-C*07:02
HLA-A*01:01
HLA-A*03:01
HLA-B*07:02
AUTOIMMUNITY
Crohn's
AMGEN

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TScan programs are designed to sequentially build value • Melanoma • NSCLC >100k • Head & Neck • Ovarian ~15k + HPV solid tumors U.S. market size ~7k Heme malignancy program Time to market 9 CONFIDENTIAL Target heterogeneity

Steady value-generating data flow planned across clinical programs

Heme Program

H1 2024	H2 2024	YE 2024	2025
Report updated data at TANDEM ✓	Open expansion cohorts at RP2D	Fully enroll clinical study	Launch pivotal study
		One-year data on initial patients	Two-year relapse data

Solid Tumor Program

H1 2024	H2 2024	YE 2024	2025
Dose first patient in clinical study	Initiate multiplexed dosing	Additional IND filings	Duration of response data for multiplexed therapy
	Initial data for singleplex therapy	Initial data for multiplexed therapy	

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Heme malignancies: targeting residual disease to prevent relapse in patients undergoing allogeneic HCT

Relapse after hematopoietic cell transplant remains an unmet need

AML, MDS, some ALL not addressed by CAR-T due to shared antigens with normal blood cells

~35,000
cases/year US

Allogeneic hematopoietic cell transplant (HCT) expected to remain standard of care

Allo-HCT creates a unique opportunity to safely target residual cancer cells while sparing normal blood cells

~7,350[1]
undergo transplant



>33% relapse within 2 years[2]
RIC range 38-44%
MAC range 26-30%
↓
>90% mortality within 1 year[2]

Targeting antigens mismatched between patients and donors can potentially prevent relapse after allo-HCT

1. CIBMTR summary statistics 2022, allogeneic transplants for malignant diseases in 2019 before the COVID-19 pandemic
2. CIBMTR analysis of AML, ALL, MDS allogeneic transplants with myeloablative (MAC) or reduced intensity conditioning (RIC) between 2017-2019 with 2-year follow-up; MAC relapse range 26-30%, RIC relapse range 38-44%

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TSC-100 and TSC-101 are engineered TCR-T cells designed to eliminate residual recipient cells and prevent relapse following HCT


PATIENT
Cancer cell
HA-1 or HA-2 positive
Normal blood cell
Conditioning therapy
Residual cancer
Residual patient blood cell
POST-TRANSPLANT PATIENT
HA-1 or HA-2 positive
HA-1 or HA-2 negative
Residual cancer
Normal blood cell
Residual patient blood cell
CURE
DONOR
Stem cell
HA-1 or HA-2 negative
T cell
Hematopoietic cell transplant
Stem cells
HA-1 or HA-2 TCR
T-cell
TCR T-cell therapy

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Multi-arm Phase 1 trial for TSC-100 & TSC-101 has reached highest dose level AML, MDS, ALL undergoing haploidentical transplant with reduced intensity conditioning Control Arm Treatment Arms Dose Day Level (HLA-A*02:01 negative) (HLA-A*02:01 positive: 42%) 21 61 6 5×10 /kg 1 Transplant Transplant Transplant Alone + TSC-100 + TSC-101 ‡ ‡ 6 6 (HA-1 positive ) (HA-2 positive ) 5×10 /kg 5×10 /kg 2 Key endpoints 6 7 5×10 /kg 2×10 /kg 3 • Safety: adverse event profiles, GvHD rates/ grades • Relapse rates: 6m, 1y, 2y • Exploratory endpoints: donor chimerism, MRD Expected relapse rates for HCT alone 6 months 22% 1 year 33% 2 years 42% CIBMTR analysis of RIC-haplo transplants from 2017-2019 14 ‡ >99% patients are either HA-1 or HA-2 positive CONFIDENTIAL

Risk factors well-balanced between control-arm and treatment-arm patients

	Control Arm								TSC-100				TSC-101			
Patient ID	Control 1	Control 2	Control 3	Control 4	Control 5	Control 6	Control 7	Control 8	TSC-100 DL1	TSC-100 DL2	TSC-100 DL3	TSC-100 DL3	TSC-101 DL1	TSC-101 DL2-supp	TSC-101 DL2	TSC-101 DL3-supp
Diagnosis	MDS	MDS	MDS	AML	AML	AML	AML	AML	T-ALL	AML	AML	MDS	MDS	AML	B-ALL	B-ALL
Molecular Markers	Trisomy 8, SRSF2 ASXL1	None	Del5q Mono 7 mTP53	Mono 7, RUNX1, EZH2	SETB1, WT1, DNMT3A	FLT3-ITD NPM1 WT1	Pending	mTP53 KRAS ALK	ATM <2%	FLT3-ITD	Trisomy 8 IDH2, NRAS, ASXL1	SRSF2 ASXL1 STAG2	Del5q, mTP53	IDH2, SRSF2, ASXL1 CUX1	n/a	n/a
Pre-HCT MRD	**Positive**	Negative	**Positive**	Negative	**Positive**	Negative	Negative	**Positive**	**Positive**	Negative	**Positive**	**Positive**	**Positive**	**Positive**	Negative	Negative
RIC regimen	Flu/ Cy/ TBI	Flu/ Cy/ TBI	Flu/Mel/ Thio	Flu/ Cy/ TBI	Flu/Mel/TBI	Flu/Mel/ TBI	Flu/Mel/ TBI	Flu/Cy/ TBI	Flu/ Cy/ TBI	Thio/ Bu/ Flu	Flu/Mel / TBI	Flu/Cy/ TBI	Flu/ Mel/ TBI	Flu/Mel / TBI	Flu/Mel / TBI	Flu/Mel / TBI
Dose Level	N/A								DL1	DL2	DL3	DL3	DL1	sDL2‡	DL2	sDL3‡
TCR-T dosing Day	N/A								Day 29	Day 25 Day 76	Day 34 Day 75	Day 27 Day 69	Day 21	Day 27 Day 82	Day 21 Day 62	Day 27 Day 70
Last Post-HCT Day	Day 528	Day 161*	Day 180*	Day 227	Day 148	Day 133	Day 21*	Day 63	Day 388	Day 351	Day 217	Day 164	Day 421	Day 358	Day 295	Day 190

‡ Dose did not meet target dose criteria; *Patient came off study due to relapse or death

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Data cutoff April 12, 2024

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Donor chimerism serves as an early surrogate of efficacy Post-transplant Patient Complete donor chimerism Mixed donor chimerism 1,2 1,2 (low risk of relapse ) (high risk of relapse ) Malignant, patient-derived blood cell Nonmalignant, patient-derived blood cell Normal, donor- Normal, donor- derived blood cell derived blood cell 1. Lindhal, Bone Marrow Transpl, 2022 16 2. Ciurea, Al Malki, Blood Rev, 2023 CONFIDENTIAL

All 8 patients on the treatment arm remain relapse-free with no detectable cancer Treatment-arm patients Control-arm patients Day TSC-100 TSC-100 TSC-100 TSC-100 TSC-101 TSC-101 TSC-101 TSC-101 Control Control Control Control Control Control Control Control post 1 2 3 4 5 6 7 8 DL 1 DL 2 DL 3 DL 3 DL 1 DL 2-supp DL 2 DL 3-supp ‡ HCT Day Deceased 21/28 Day 21 Day 42 TSC-100/101 dosing Mixed donor Day 56 chimerism Complete donor Day 77 chimerism * Clinical intervention for Day 105 increasing mixed chimerism Day 133 Relapse Day 161 * Not detected in Day 161 cancer cell lineage * Relapse in most recent Day 228 Day 180 measurement Deceased Day 318 Day 265 1 year Accompanied by increase Day 388 in TCR-T cell activation * 17 Donor chimerism detected by high-sensitivity next-generation sequencing (NGS) assay (AlloHeme) with limit of detection 0.13% ‡ Data cutoff April 12, 2024 Measurements taken at indicated day post HCT ± 3 days CONFIDENTIAL

No relapses and complete chimerism in cancer lineage in treatment arms Two relapses, two deaths and mixed chimerism in cancer lineage in control arm Control arm Treatment arms Donor chimerism in control arm: C R D3+ ecipi an en d t CD3 chime 3+r su ism bsets Donor chimerism in treatment arms: Recipient chimerism CD3+ and CD33+ subsets CD33 CD33 100 died 100 CD3 CD3 withdrawal of immunosuppression 10 relapsed, 10 died relapsed 1 1 Healthy normal cells 0.13 Below detection limit 0.13 Below detection limit Days post transplant Days post transplant 1st dose TSC-100/TSC-101 All relapses occurred in patients with mixed chimerism in cancer lineage Median post-transplant follow-up in treatment arms: 10.7 months (range 5.5-14 months); Median follow-up in control arm: 5.2 months (range 0.7-18 months) 18 Data cutoff April 12, 2024 CONFIDENTIAL Baseline D7 D14 D21 D28 D42 D56 D70 D77 D84 D98 D105 D133 D161 D180 D228 D318 D388 Baseline D7 D14 D21 D28 D42 D56 D70 D77 D84 D98 D105 D133 D161 D180 D228 D318 D388 % Recipient chimerism % Recipient chimerism

Early data from ACROBAT trial* show low risk of relapse in patients not showing increasing mixed chimerism


Chimerism by ultra-sensitive NGS assay[1]
label
non-iMC
iMC
Non-Relapse Probability
1.00
0.75
0.50
0.25
0.00
p < 0.0001
1 relapse out of 50 patients
0
50
100
150
200
250
300
350
400
450
500
Days after Transplant
Number at risk
non-iMC 50 48 42 33 25 21 12 10 8 5 3
iMC 89 70 30 19 12 11 9 4 1 1 0
Days after Transplant

[1] Limit of detection ~0.13% recipient chimerism
iMC: ≥0.2% increasing mixed chimerism in $CD3^+$, $CD33^+$, or whole blood

139 patients with complete NGS and STR chimerism testing, median F/U [Q1,Q3] = 365 [270,484] days

- Early data from the ACROBAT trial suggest a favorable prognosis for patients that rapidly achieve and maintain complete chimerism
- None of the patients treated with TSC-100/TSC-101 show increasing mixed chimerism, suggesting a very low risk of relapse

- NCT04635384, Kothari, TCT 2024 abstract # 555; CareDx sponsored clinical study

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Minimal residual disease serves as a supportive surrogate of efficacy Post-transplant patient Minimal Residual Disease (MRD) Nonmalignant, patient-derived Next-generation sequencing blood cell • Deep sequencing of leukemia- associated genes (centrally) • Sensitivity 0.05-0.1% Malignant, MRD+ patients post-transplant have patient-derived 1,2 ~90% chance of relapse blood cell 1. Craddock, J Clin Oncol, 2021 2. Loke, ASH, 2021 Normal, donor- derived blood cell 20 CONFIDENTIAL

* All treated patients to date achieved MRD negativity Dose Pre-HCT 6 months 12 months level MRD Rx Disease TSC-100/TSC-101 dose Control-1 MDS # MRD-positive MDS Control-2 RELAPSE MRD-negative MDS Control-3 RELAPSE X AML Control-4 Clinical intervention # AML Control-5 Death X AML Control-6 Ongoing follow-up Control-7 AML X Control-8 AML TSC-101 1 MDS TSC-100 1 T-ALL ‡ TSC-101 2s AML TSC-100 2 AML TSC-101 2 B-ALL TSC-100 3 AML ‡ TSC-101 3s B-ALL TSC-100 3 MDS 0 150 300 450 600 Time (days post-transplant) Data cutoff April 12, 2024 21 *MRD determined by NGS (lower limit of detection 0.05-0.1%) ‡Dose did not meet target dose criteria in supplemental cohorts CONFIDENTIAL

Very different outcomes observed for two patients with TP53-mutated MDS Pre-HCT MRD 6 months 12 months Disease RELAPSE Death X Control-3 Del5q, Mono7, mTP53 MDS FPI (TSC-101) Del5q, mTP53 MDS HCT Feb 16, 2023 0 100 200 300 400 Time (days post-transplant) TSC-101 dose MRD-positive Complete chimerism MRD-negative Mixed chimerism MRD and chimerism determined by NGS (lower limits of detection 0.1% and 0.13%, respectively) 22 Data cutoff April 12, 2024 CONFIDENTIAL

TSC-100 & TSC-101 persisted in peripheral circulation for over 12 months • TSC-100 and TSC-101 TCR-T cells detected in all patients at all time points to date • Repeat dosing resulted in increased levels of circulating TCR-T cells Single dose cohorts Repeat dose cohorts Persistence of engineered T cells- Dose Levels 2,3 Persistence of engineered T cells- Dose Level 1 4 7.5 TSC-101-DL2-supp TSC-101-DL1 6.0 TSC-101-DL2 3 TSC-100-DL1 Average TCR-T Average TCR-T TSC-101-DL3-supp 4.5 2 Day 100-204 Day 100-204 TSC-100-DL2 3.0 0.052% 0.614%* TSC-100-DL3 1 1.5 TSC-100-DL3 0.2 0.2 0.1 0.1 0.0 0.0 0 50 100 150 200 250 300 350 400 0 50 100 150 200 250 300 Days post infusion Days post infusion Dose 1 Dose 2 Dose 1 *Average TCR-T Day 100-204 DL3: 1.73%; DL2 and DL-supp: 0.22% 23 Data cutoff April 12, 2024 CONFIDENTIAL TSC-100/TSC-101 - % of peripheral T cells TSC-100/TSC-101 - % of peripheral T cells

Serious adverse events were similar between treatment and control arms

	Control-arm Patient	Serious Adverse Event	Highest Grade*	Post-transplant Day	TSC Relatedness
	Control 3	Cytokine release syndrome	2	+2	Not Applicable
	Control 4	Neck pain	3	+53	Not Applicable
Same patient	Control 2	Acute graft versus host disease in skin	3	+49	Not Applicable
Same patient	Control 2	Acute graft versus host disease in gastrointestinal tract	3	+53	Not Applicable
Same patient	Control 2	Pneumonia	3	+56	Not Applicable
	Control 5	RSV Pneumonia	3	+28	Not Applicable
	Control 7	Acute kidney injury, septic shock	5	+7	Not Applicable

*Grading by CTCAE v5.0 or MAGIC consortium grading for GvHD

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See next slide for treatment-arm patients

CONFIDENTIAL

Data cutoff April 12, 2024

24

Serious adverse events were similar between treatment and control arms

	Treatment-arm Patient	Serious Adverse Event	Highest Grade*	Post-transplant Day	TSC Relatedness
	TSC-100-DL3	Sepsis, respiratory failure	4	+9	Not applicable (pre-TSC)
	TSC-100-DL2	Pyrexia	1	+136	Not related
	TSC-100-DL3	Pericardial effusion#	4	+77	Not related
Same patient	TSC-101-DL1	Acute graft versus host disease in gastrointestinal tract#, acute kidney injury	3	+49	Possibly related
Same patient	TSC-101-DL1	Adenovirus viremia, Pneumonia, Clostridium difficile infection	2	+71	Not Related
Same patient	TSC-101-DL1	Pyrexia	1	+148	Not Related
Same patient	TSC-101-DL1	Interstitial pneumonitis	2	+182	Not Related
Same patient	TSC-101-DL1	Pneumonia	3	+368	Not Related
Same patient	TSC-101-DL1	Pneumonia, pleural effusion	3	+400	Not Related
Same patient	TSC-101-sDL2	HHV-6 reactivation	1	+21	Not applicable (pre-TSC)
Same patient	TSC-101-sDL2	Influenza viremia, pneumonia, pleural effusion	3	+252	Not Related
Same patient	TSC-101-sDL2	Urinary tract infection	2	+295	Not Related
	TSC-101-sDL3	COVID-19, catheter infection	3	+95	Not Related
	Donor	Acute pulmonary embolism	3	N/A	Not applicable

*Grading by CTCAE v5.0 or MAGIC consortium grading for GvHD

Research testing by flow cytometry or immunohistochemistry for TSC-100/101 markers did not find evidence of involvement

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See previous slide for control-arm patients

CONFIDENTIAL

Data cutoff April 12, 2024

25

Adverse events of special interest similar between treatment and control arms

All cytokine release syndrome (CRS) events occurred before TSC-100/ TSC-101 treatment

Arm-Dose Level	Grade*	Adverse Event	HCT Day of Onset	Duration	TSC relatedness
TSC-100-DL2	Grade 1	CRS	+3	2 days	Not applicable (pre-TSC)
TSC-100-DL3	Grade 1	CRS	+3	3 days	Not applicable (pre-TSC)
TSC-101- DL2supp	Grade 2	CRS	+1	3 days	Not applicable (pre-TSC)
TSC-101-DL2	Grade 1	CRS	+1	5 days	Not applicable (pre-TSC)
TSC-101-sDL3	Grade 1	CRS	+1	3 days	Not applicable (pre-TSC)
Control 1	Grade 1	CRS	+2	3 days	Not applicable
Control 2	Grade 1	CRS	+3	2 days	Not applicable
Control 3	Grade 2	CRS	+2	2 days	Not applicable
Control 6	Grade 1	CRS	+1	3 days	Not applicable

TSC-100-DL1	Grade 1	Skin GvHD	+48	8 days	Possibly related
TSC-101-DL1	Grade 3	GI GvHD	+49	8 days	Possibly related
TSC-101-DL2supp	Grade 1	Skin GvHD	+43	3 days	Possibly related
TSC-101-DL2	Grade 1	Skin GvHD	+127	7 days	Possibly related
Control 2	Grade 3	GI GvHD	+53	18 days	Not applicable
Control 2	Grade 3	Skin GvHD	+49	12 days	Not applicable
Control 1	Grade 1	Skin GvHD	+180	Pending	Not applicable
Control 3	Grade 1	Skin GvHD	+131	>50 days (off study)	Not applicable

*MAGIC consortium grading for graft-versus host disease (GvHD); ASTCT grading for cytokine release syndrome (CRS)

Data cutoff April 12, 2024

26

Significant increase in enrollment of heme trial post-TANDEM SUN MON TUE WED THU FRI SAT 25 26 27 28 29 1 2 3 4 5 6 7 8 9 Feb/Mar 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 April/May 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 2 3 4 5 6 7 8 9 10 11 Manufacturing initiated Heme 27 CONFIDENTIAL

Current program addresses sizable patient population, with several global and lifecycle management opportunities 20,000 Expansion opportunities in oncology and other 15,000 malignancies Current clinical program 10,000 New TCRs/HLAs Expansion to 5,000 Europe Change in practice 0 - Increased adoption of haploidentical donors - Increased eligibility of - Enable transplant for relapsed, AML, MDS, ALL patients refractory heme malignancies - Increased use of more tolerable conditioning - Use as a conditioning regimen pre-transplant Source: SEER, CIBMTR, ClearView analysis 28 CONFIDENTIAL Addressable patients

Solid Tumors: Developing multiplex TCR-T to overcome tumor heterogeneity

TScan is learning from nature to understand, exploit, and enhance how T cells recognize and fight cancer

The challenge:



Cancer cells
Heterogeneous target expression
HLA loss
Hostile TME (e.g., TGFβ)
Blood vessel
T cells
CD8+
CD4+

Nature's solution:

Diverse repertoire of CD4+ and CD8+ T cells

What do T cells naturally recognize and how can we use that information to design better therapeutics?

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TScan is building an ImmunoBank of TCRs to enable enhanced, multiplex TCR-T cell therapy



Cancer patient
HLA Type
Profile tumor
ImmunoBank of therapeutic TCRs
HLAs
Targets
Customized TCR-T therapy
T cells
T
T
T
Cancer cells with different HLA types and targets

- Determine target and HLA expression in patient tumor
- Manufacture and administer customized, multiplex TCR-T therapy

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Target heterogeneity in solid tumors limits the efficacy of singleplex therapies Melanoma Melanoma MAGE-C2 MAGE-A4 MAGE-C2 PRAME • Treatment with a TCR-T against one target does not address the full tumor • TCR-T therapy against multiple targets may be required improve efficacy and durability 32 CONFIDENTIAL

Multiplex TCR-T may address the problem of heterogeneity in solid tumors Multiplex TCR-T is designed to overcome Non-engineered T-cells TSC-203-A0201 (PRAME) target heterogeneity and HLA loss Target 1 Target 2 HLA 1 HLA 2 Singleplex Multiplex TCR-T TCR-T for Target 1 for Target 1 + Target 2 TSC-204-A0101 (MAGE-A1) T-Plex Targeting long-term Relapse remission or cure • Treat patients with multiple TCR-Ts Green cells: SKMEL5 (PRAME-positive) Red cells: A101D (MAGE-A1-positive) • Prospectively select patients for target and HLA expression 33 CONFIDENTIAL

TScan’s enhancements address the hostile tumor microenvironment Enhanced TCR-T to combat the hostile tumor CD8α/β enhances cytokine production in vitro microenvironment 5000 4000 Tumor cell With CD8α/β 3000 2000 Cytotoxicity Cytotoxicity Without CD8 1000 0 Target peptide TCR CD8α/β CD8α/β TCR CD4 DN-TGFβRII improves responses in mouse models Cytotoxic DN-TGFβRII Helper T cell T cell 800 Vehicle TGFβ 600 IL-2 Untransfected T cells 400 TSC-204-A0201 Cytokine support (no DN-TGFβRII) 200 TSC-204-A0201 • Co-deliver CD8α/β to engage helper T-cells 0 (+ DN-TGFβRII) 0 10 20 30 40 50 • Co-deliver DN-TGFβRII to enhance T-cell expansion/persistence Days post implant 34 CONFIDENTIAL 3 Tumor volume (mm ) IL-2 (pg/mL)

Programs address targets frequently co-expressed in prevalent solid tumors Head & Neck Melanoma 66 K Incident Patients in U.S. 100 K Incident Patients in U.S. 100 90 100 90 80 80 50 50 50 60 60 45 40 40 40 25 25 20 20 0 0 0 HPV16 MAGE-C2 MAGE-A4 PRAME MAGE-A1 HPV16 MAGE-C2 MAGE-A4 PRAME MAGE-A1 Cervical (Uterine cervix) NSCLC 15 K Incident Patients in U.S. 230 K Incident Patients in U.S. 100 90 100 80 80 50 60 50 50 50 60 40 40 25 25 10 20 20 ? 0 0 0 HPV16 MAGE-C2 MAGE-A4 PRAME MAGE-A1 HPV16 MAGE-C2 MAGE-A4 PRAME MAGE-A1 Source: American Cancer Society 35 CONFIDENTIAL Patients % Patients % Patients % Patients %

TScan is rapidly filling the ImmunoBank to enable multiplexed TCR-T therapy in solid tumors


HLAs
A*02:01
A*01:01
A*03:01
B*07:02
C*07:02
A*24:02
Targets
HPV16
MAGE-C2
MAGE-A4
PRAME
MAGE-A1
TSC-200
TSC-201
TSC-202
TSC-203
TSC-204
ImmunoBank

TCRs covering multiple antigen and HLA alleles may enable 50-75% of patients to receive multiplex therapy

INDs

- Cleared
- Planned 2024 INDs
- Discovery

Currently INDs for 6 TCRs

INDs planned for this year

Expand the ImmunoBank through ongoing discovery

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36

Dose escalation scheme provides a rapid path to multiplex TCR-T in Phase 1 TSC-204-A0201 TSC-204-C0702 TSC-200-A0201 TSC-203-A0201 TSC-201-B0702 TSC-204-A0101 (MAGE-A1) (HPV16) (PRAME) (MAGE-C2) (MAGE-A1) (MAGE-A1) 0.5B 0.5B 0.5B 0.5B 0.5B 0.5B DL1 2B 2B 2B 2B 2B 2B DL2 Option for singleplex (HPV16) T-Plex 2B 2B 2B 2B 4B 4B Any two TCR-Ts that 28 days 28 days + + DL3 have cleared DL2 First dose Second dose First dose Second dose 5B 5B 5B 5B 10B 10B Any two TCR-Ts that 28 days 28 days DL4 + + have cleared DL3 First dose Second dose First dose Second dose 37 CONFIDENTIAL

Prospectively selecting for target and HLA expression maximizes chance of success


Germline
HLA testing
HLA in ImmunoBank
Tumor
Target testing
IHC / ISH
Neogenomics
HLA LOH
HLA loss
Tempus
Archival sample <6mo OR fresh biopsy
TCR-T selection
HLA loss detected
Target HLAs on intact haplotype
No HLA loss
Target HLAs on opposite haplotypes

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Screening protocol pre-identifies patients for treatment Patient journey Leukapheresis T-Plex D2 T-Plex D1 Current Lympho- Progression 28 days Follow-up therapy depletion Screening protocol: Treatment protocol: • Pre-screens patients for trial eligibility • Rapid enrollment during standard-of-care therapy/before • Vein-to-vein time 25 days progression • No IL-2 given • Germline HLA testing • Endpoints: • Archival tumor sample: - Primary: Safety - Tumor IHC - Secondary: ORR, DOR - HLA LOH testing - Exploratory: T-cell persistence 39 CONFIDENTIAL

Investigators are highly motivated and have screened over 250 patients to date Enrollment status 1000 251 222 165 127 97 100 71 Targeting 43 20 sites 28 20 20 16 15 15 14 14 14 13 12 11 10 10 9 9 8 10 4 3 2 2 1 1 1 1 Jun Jul Aug Sept Oct Nov Dec Jan Feb Mar Apr Q2 2023 2024 # of sites open in screening study # of sites open in treatment study # of patients enrolled in screening study 40 CONFIDENTIAL

Broad array of tumor types with ~70% matching to an HLA in the ImmunoBank ~70% of patients have at least one HLA TUMOR TYPES match to the ImmunoBank Cutaneous melanoma 68, 31% 88, 43% NSCLC 36, 17% HNSCC 151, 69% 28, 14% Ovarian Other 15, 7% 18, 9% Cervical 5 Acral 2 Endometrial 2 Uveal melanoma Anal 7, 3% Adenocarcinoma 2 13, 6% Fallopian Tube 1 HLA positive HLA negative Osteosarcoma 1 Peritoneal 1 Meningioma 1 Unknown 1 41 CONFIDENTIAL

High percentage of patients have a TCR match for singleplex therapy and many would be eligible for T-Plex ~60% of patients with all testing completed ~30% of patients with TCR-T have at least one TCR in ImmunoBank would qualify for T-Plex 50 44 3, 11% 40 5, 19% 27 30 20 19, 70% 10 0 All testing complete Any TCR-T match Singleplex 2-T-Plex Combo 3-T-Plex Combo 42 CONFIDENTIAL # of patients

Patients identified across all cohorts and into DL2 and DL3 in some cohorts

Dose Level	MAGE-A1 A*02:01	MAGE-A1 C*07:02	HPV-16 A*02:01	PRAME A*02:01	MAGE-A1 A*0101	MAGE-C2 B*0702
DL1	• Melanoma (Yale) • Apheresis 4/30 • First dose early June • Also PRAME positive	• Melanoma (Alleghany) • Currently in manufacturing • First dose early May	• Head & Neck (HonorHealth) • Currently in manufacturing • First dose early May	• Melanoma (Orlando) • Manufacturing complete • First dose early May	• Head & Neck (Alleghany) • Apheresis 5/7 • First dose mid June	• Melanoma (HonorHealth) • Pending clinical status • Targeting apheresis in May
DL2			• Head & Neck (Norton) • Targeting apheresis in May	• Melanoma (Yale) • Apheresis 4/23		
DL3			• Anal (Columbia) • Pending clinical status • Also PRAME and MAGE-A1 positive	• NSCLC (Alleghany) • Apheresis 5/1		

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Enrollment proceeding rapidly across heme and solid tumor programs SUN MON TUE WED THU FRI SAT 25 26 27 28 29 1 2 3 4 5 6 7 8 9 Feb/Mar 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 SUN MON TUE WED THU FRI SAT 1 2 3 4 5 6 7 8 9 10 11 12 13 April/May 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 2 3 4 5 6 7 8 9 10 11 Manufacturing initiated Heme ST 44 CONFIDENTIAL

Patient eligibility expected to increase rapidly as ImmunoBank grows HPV16+ cancers Other solid tumors 100 100 Head & Neck-single 80 80 Melanoma -single NSCLC-single 60 60 Head & Neck-multi 40 40 Melanoma-multi NSCLC-multi HPV+ tumors 20 20 0 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 Number of TCRs Number of TCRs in ImmunoBank Eligible patients include patients who do not require Eligible patients include patients who are multiplexing (homozygous or hemizygous for targeted positive for at least 2 TCR-Ts in the ImmunoBank. HLA type) or are eligible for at least 2 HPV16 TCRs. 45 CONFIDENTIAL Eligible patients (%) Eligible patients (%)

TScan highlights

Transformative platform enables rapid discovery of TCRs and targets for engineered T cell therapy

Recent collaboration highlights applicability outside oncology

In-house GMP manufacturing using non-viral vectors

Hematologic malignancies program to prevent relapse with HCT

Eight patients treated to date are relapse-free with no detectable cancer

No DLTs observed to date

TSC-100 and TSC-101 progressed to third and final dose level

Solid tumor program to deliver enhanced multiplex TCR-T

INDs cleared for six TCR-Ts with regulatory path to multiplexing

Patients identified and scheduled for all six TCR-Ts

First three patients to be dosed in early May 2024

Q4 2023:
$192.0 M

Net cash, cash equivalents, and marketable securities funds Company into 2026

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